Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class T, Class C and Class I
September 29, 2016
Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective April 1, 2017, the supplemental index for Fidelity Advisor® Communications Equipment Fund will change from S&P Custom Communications Equipment Index to MSCI North America IMI + ADR Custom Communications Equipment 25/50 Index.

Effective October 1, 2016, Fidelity Advisor® Electronics Fund was renamed Fidelity Advisor® Semiconductors Fund.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Biotechnology Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Consumer Discretionary Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Energy Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Financial Services Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Health Care Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Industrials Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Technology Fund has been removed.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Utilities Fund has been removed.

Effective December 12, 2016, the following information replaces similar information for Fidelity Advisor® Communications Equipment Fund and Fidelity Advisor® Electronics Fund found in the "Shareholder Information" section under the heading "Selling Shares".

  Certain types of transactions in employer-sponsored and 403(b) retirement plans, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

AFOC-17-03 1.480125.193	April 29, 2017